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                                                                    Exhibit 99.1




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                                    IMP, INC.

                            STOCK PURCHASE AGREEMENT

                               SEPTEMBER 28, 2001


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                            STOCK PURCHASE AGREEMENT

        Stock Purchase Agreement, dated as of September 28, 2001 (the "Agreement"), by and among IMP, Inc., a Delaware corporation (the "Company"), Subba Mok LLC, a Delaware limited liability company whose members include Subba Rao Pinamaneni, K.Y. Mok, Dilip Kumor V. Lakhi, John Chu, Sugriva Reddy, Tarsaim Batra, Moiz Khambaty and Sam Lee ("Subba Mok LLC"), and the other purchasers listed on the signature page hereto (collectively, together with Subba Mok LLC, the "Purchasers").

                                    RECITALS

        A. The Company and Subba Mok LLC, or persons affiliated with Subba Mok LLC, are parties to a Memorandum of Understanding Relating to Common Stock Issuance and Related Transactions dated as of May 10, 2001 (the "Investment MOU").

        B. The Company, Teamasia Semiconductors (India) Limited and Teamasia Mauritius are parties to a Memorandum of Understanding Relating to Amendment of Convertible Debentures and Support of Investment Transactions dated as of May 10, 2001 (the "Amendment MOU").

        C. In connection with the transactions contemplated by the Investment MOU and the Amendment MOU, the Company proposes to issue and sell to the Purchasers, and the Purchasers propose to purchase from the Company, shares of common stock, par value $0.01 per share (the "Common Stock"), in accordance with the terms and subject to the conditions set forth in this Agreement.

        D. Upon the close of business in Delaware on September 26, 2001, the Company effected a 1-for-5 reverse stock split of the Common Stock (the "Reverse Split").

        NOW, THEREFORE, in consideration of the promises and the covenants and agreements of the parties herein contained, and intending to be legally bound, the parties hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE 1
                           PURCHASE AND SALE OF STOCK

        SECTION 1.1. Closing.

        (a) In accordance with the terms and subject to the conditions set forth in this Agreement, the Purchasers agree to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the Purchasers at the Closing, an aggregate of 5,482,284 shares (giving effect to the Reverse Split) (the "Shares") of Common Stock for an aggregate purchase price equal to $6,000,000.

        (b) The purchase and sale of the Shares ( the "Closing") shall take place at the offices

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of the Company at 9:00 a.m., San Jose time, on the date hereof, or at such other time and place as the Company and the Purchasers mutually agree upon in writing (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate representing the number of Shares set forth below such Purchaser's name on the signature page hereto against delivery to the Company by the Purchasers by wire transfer, certified check for immediately available funds payable to the Company's order or other manner approved by the Company (including, without limitation, through the delivery to the Company of one or more letters of credit) an aggregate amount equal to $6,000,000 less any Prepayment Amount (as defined), provided that any such letters of credit shall
(a) be irrevocable, (b) be issued by a reputable bank for the benefit of the Company and/or one or more of the Company's suppliers, (c) be created by, and for the sole risk of, the Purchasers and/or their affiliates with no recourse to the Company, (d) not contain any conditions to the drawing of funds thereunder,
(e) be reasonably satisfactory in form and substance to the Company, (f) be fully drawn down by the Closing Date or have a reasonable likelihood of being fully drawn down prior to the expiration date of the letters of credit and further provided that title to the goods that are the subject of the letters of credit is irrevocably transferred to the Company promptly after draw down of the letters of credit. Prior to the Closing, the Purchasers shall provide the Company with an accounting (including reasonable backup documentation) of the Prepayment Amount to be applied toward the purchase price. The Purchasers shall provide all financial and other information reasonably requested by the Company in connection with the Company's review of such accounting, which shall be subject to review by the Company's outside legal counsel and Board of Directors.

        SECTION 1.2. Management Advances; Prepayment Amount.

        (a) Subba Mok LLC confirms that, prior to 8:00 a.m. on May 7, 2001, affiliates of Subba Mok LLC provided short-term bridge financing to the Company in an aggregate amount of approximately $1.4 million (collectively, the "Management Advances"). The Management Advances shall not be applied towards the $6.0 million purchase price to be paid by the Purchasers and/or any of their affiliates and shall remain unsecured obligations of the Company subject to set off against other amounts due to the Company by the Purchasers and/or any of their affiliates. Notwithstanding the foregoing, all payments made to the Company by the Purchasers and/or their affiliates after 8:00 a.m. on Monday, May 7, 2001 shall be deemed to be advances towards, and shall be applied against, the $6.0 million purchase price. The aggregate of such purchase price advances is referred to herein as the "Prepayment Amount."

        (b) The Purchasers represent that, as of August 1, 2001, they had delivered to the Company, and the Company represents that it has received, by wire transfer, certified check for immediately available funds payable to the Company's order or other manner approved by the Company (including, without limitation, through the delivery to the Company of one or more letters of credit) an aggregate Prepayment Amount equal to $6,000,000. The Purchasers represent, and the Company confirms, that any such letters of credit (a) were irrevocable, (b) were issued by a reputable bank for the benefit of the Company and/or one or more of the Company's suppliers, (c) were created by, and for the sole risk of, the Purchasers and/or their affiliates with no recourse to the Company, (d) did not contain any conditions to the drawing of funds thereunder,
(e) were reasonably satisfactory in form and substance to the Company, (f) were fully drawn down by the Closing Date or have a reasonable likelihood of being fully drawn


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down prior to the expiration date of the letters of credit and further represents that title to the goods that are the subject of the letters of credit was or will be irrevocably transferred to the Company promptly after draw down of the letters of credit.

        SECTION 1.3. The Purchasers acknowledge, and agree to the terms of, (a) the Amended and Restated Convertible Debenture and (b) the Warrant Agreement, in each case to be entered into by and between the Company and Teamasia Semiconductors (India) Limited in connection with the transactions contemplated by the Investment MOU, the Amendment MOU and this Agreement.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

        The Company represents and warrants that:

        SECTION 2.1. Organization and Good Standing; Capitalization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted. As of the date of this Agreement, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which 1,769,727 shares are issued and outstanding, and 1,000,000 shares of preferred stock, none of which are issued and outstanding.

        SECTION 2.2. Validity of Stock. The Shares to be sold pursuant to this Agreement, when issued, sold, and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

        SECTION 2.3. Authorization; Approvals. All action on the part of the Company and its stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of the Company's obligations hereunder, including the authorization, issuance and delivery of the Shares, has been taken. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

        SECTION 2.4. No Conflict with Other Instruments. The execution, delivery and performance of this Agreement does not and will not result in any violation of, conflict with, or constitute a default under any terms or provision of the Company's Certificate of Incorporation, as amended, or Bylaws, as amended.

                                   ARTICLE 3
          REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

        The Purchasers represent and warrant that:

        SECTION 3.1. Organization; Authorization.


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        (a) Subba Mok LLC is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted. The initial members of Subba Mok LLC are Subba Rao Pinamaneni, K.Y. Mok, Dilip Kumor V. Lakhi, John Chu, Sugriva Reddy, Tarsaim Batra, Moiz Khambaty and Sam Lee. Subba Rao Pinamaneni is the sole managing member of Subba Mok LLC. Except for Sam Lee and Sugriva Reddy, each of such initial members is currently employed by the Company as a member of the Company's senior management. Subba Mok LLC and each member of Subba Mok LLC represent to the Company that all material information as to the Company's business, assets and financial condition has been disclosed to the Company's Board of Directors.

        (b) Each Purchaser other than Subba Mok LLC is not a U.S. Person (as defined under the Securities Act of 1933, as amended (the "Securities Act")).

        (c) Each Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by each Purchaser and constitutes a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

        SECTION 3.2. Investment Representations. Each Purchaser and each member of Subba Mok LLC is acquiring the Shares for its own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities or any part thereof in violation of federal or state securities laws.

        SECTION 3.3. Investment Experience; Access to Information.

        (a) Each Purchaser and each member of Subba Mok LLC, or a person acting in his, her or its capacity as "purchaser representative" (as defined in Regulation D of the Securities Act) for such Purchaser or member, are "accredited investors" as that term is defined in Rule 501(a) promulgated under the Securities Act; are sophisticated investors; are able to fend for themselves in the transactions contemplated by this Agreement; have such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment; have the ability to bear the economic risks of this investment; and have had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Securities Act, all as necessary for such Purchaser or member, or such "purchaser representative," to make an informed investment decision with respect to the purchase of the Shares.

        (b) Each Purchaser and each member of Subba Mok LLC are aware of the following:

               (1) the Shares are a speculative investment which involve a substantial degree of risk of loss by such Purchaser or member of such Purchaser's or member's entire investment in the Company and that such Purchaser or member understands and takes full cognizance of the risks related to the purchase of the Shares;


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               (2) no federal or state agency has made any findings as to the fairness of the terms of the offering; and

               (3) any projections or predictions that may have been made available to any Purchaser or member are based on estimates, assumptions and forecasts which may prove to be incorrect, and no assurance is given that actual results will correspond with the results contemplated by the various projections;

        (c) At no time has it been explicitly or implicitly represented, guaranteed or warranted to any Purchaser or member of Subba Mok LLC by the Company, the agents and employees of the Company, or any other person:

               (1) that a percentage of profit and/or amount or type of consideration will be realized as a result of this investment;

               (2) that any cash dividends from Company operations or otherwise will be made to stockholders by any specific date or will be made at all; or

               (3) that any specific tax benefits will accrue as a result of an investment in the Company.

        (d) Each Purchaser and each member of Subba Mok LLC have relied only on the information contained in this Agreement, and no written or oral representation or information that is in any way inconsistent with this Agreement and have been made or furnished to any Purchaser or any member of Subba Mok LLC or to any "purchaser representative" in connection with the offering of the Shares, and if so made, has not been relied upon.

        (e) At no time was any Purchaser or any member of Subba Mok LLC presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of advertising or general solicitation.

        (f) Each Purchaser and each member of Subba Mok LLC have had prior personal or business relationships with the Company or its affiliates (including the employment of certain members of Subba Mok LLC as members of the Company's senior management), or by reason of such Purchaser's or member's business or financial experience (either alone or with the aid of a purchaser representative), and each Purchaser and each member of Subba Mok LLC have the capacity to protect such Purchaser's or member's own interest in connection with this transaction.

        (g) Each Purchaser and each member of Subba Mok LLC have been advised to consult with such Purchaser's or member's own attorney regarding legal matters concerning an investment in the Company and has done so to the extent such Purchaser or member considers necessary.

        SECTION 3.4. Absence of Registration. Each Purchaser and each member of Subba Mok LLC understand that the Shares to be sold and issued hereunder may not be sold by such Purchaser or member unless subsequently registered under the Securities Act, or an exemption from such registration is available.


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        SECTION 3.5. Restrictions on Transfer. Each Purchaser and each member of
Subba Mok LLC agree that (a) it will not offer, sell, pledge, hypothecate, or otherwise dispose of the Shares other than to its "affiliates" unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, (ii) in accordance with the provisions of Regulation S under the Securities Act, if applicable, or (iii) in compliance with an opinion of counsel to the Purchaser or such member, delivered to the Company and reasonably acceptable to it, to the effect that such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act, and (b) the certificate(s) representing the Shares shall bear a legend stating in substance:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED OTHER THAN TO AFFILIATES OF THE REGISTERED HOLDER HEREOF UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

Each Purchaser other than Subba Mok LLC agrees not to engage in hedging transactions with regard to the Common Stock prior to the expiration of the distribution compliance period specified in Rule 903 under the Securities Act (unless in compliance with the Securities Act).

        For purposes of this Section 3.5, "affiliate" of a Purchaser means (i) any entity more than 10% of the voting stock or other voting interest of which is owned, directly or indirectly through one or more intermediaries, by the Purchaser, (ii) any entity which owns, directly or indirectly through one or more intermediaries, more than 10% of the voting stock of the Purchaser and
(iii) any entity of which 10% or more of the voting stock is owned by an affiliate of the Purchaser. Upon request of a holder of Common Stock, the Company shall remove the legend set forth above from the certificates evidencing such Common Stock or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such Common Stock is not required by the Securities Act to continue to bear the legend.

        SECTION 3.6. Transfer Instructions. Each Purchaser and each member of Subba Mok LLC agree that the Company may provide for appropriate transfer instructions to implement the provisions of Section 3.5.

        SECTION 3.7. Economic Risk. Each Purchaser and each member of Subba Mok LLC understand that it must bear the economic risk of the investment represented by the purchase of Shares for an indefinite period.

        SECTION 3.8. Fees and Commissions. Each Purchaser and each member of
Subba


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Mok LLC represent and warrant that they have retained, or otherwise authorized to act, no intermediary in connection with the transactions contemplated by this Agreement and agree to indemnify and hold harmless the Company from liability for any compensation to any intermediary retained or otherwise authorized to act by, or on behalf of, such Purchaser and the fees and expenses of defending against such liability or alleged liability.

        SECTION 3.9. Certain Obligations. Subba Mok LLC has caused the Company to pay, and the Company has paid, all amounts due and owing with regard to the statutory withholdings, insurance premiums, health/dental premiums and rent in an aggregate amount equal to $712,000 as set forth in Exhibit B to the Investment MOU.

                                    ARTICLE 4
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

        SECTION 4.1. Conditions to Obligations of the Purchasers. The obligations of the Purchasers on the Closing Date to purchase the Shares under this Agreement shall be subject to each of the following conditions precedent, which may be waived by the Purchasers:

        (a) Representations and Warranties. The representations and warranties made by the Company herein shall be true and accurate in all material respects on and as of the Closing Date as if made on the Closing Date.

        (b) Performance. The Company shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Closing in all material respects.

        (c) Consents, etc. The Company shall have secured all permits, consents and authorizations that shall be necessary to consummate the transactions contemplated by this Agreement.

        (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.

                                    ARTICLE 5
                      CONDITIONS TO OBLIGATIONS OF COMPANY

        SECTION 5.1. Conditions to Obligations of the Company. The obligations of the Company on each Closing Date to issue and sell the Shares under this Agreement shall be subject to the following conditions precedent, which may be waived by the Company:

        (a) Representations and Warranties. The representations and warranties made by the Purchasers herein (including, without limitation, those applicable to the members of Subba Mok


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LLC) shall be true and accurate in all material respects on and as of the
Closing Date as if made on the Closing Date.

        (b) Performance. The Purchasers shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing in all material respects.

        (c) Consents, etc. The Company shall have secured all permits, consents and authorizations that shall be necessary to consummate the transactions contemplated by this Agreement.

        (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the Company or its counsel may reasonably request.

                                    ARTICLE 6
                              AFFIRMATIVE COVENANTS

        SECTION 6.1. Piggy-Back Registrations. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents (a "Piggy-Back Registration"), it shall send to the Purchasers written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Purchasers shall so request in writing, the Company shall use its diligent efforts to include in such registration statement all or any part of the Registrable Shares (as defined below) the Purchasers request to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Shares with respect to which such Holder has requested inclusion hereunder. "Registrable Shares" shall mean and include shares of Common Stock held by the Purchasers; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale of such shares pursuant to a registration statement or Rule 144 under the Securities Act.

        SECTION 6.2. Demand Registrations. Upon the written request of Subba Mok LLC, the Company shall use its diligent efforts to effect qualification and registration under the Securities Act on Form S-1 or Form S-3 of all or such portion of the Registrable Shares as Subba Mok LLC shall specify; provided, however, the Company shall not be required to effect a registration pursuant to this Section 6.2 unless the market value of the Registrable Shares to be sold by Subba Mok LLC in any such registration shall be at least $2,000,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect (i) any registration during the first six (6) months immediately following the Closing Date and


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(ii) more than three registrations in the aggregate pursuant to this Section
6.2.

        SECTION 6.3. Effectiveness. The Company will use its diligent efforts to maintain the effectiveness for up to one hundred twenty (120) days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or ninety (90) days in the case of a "shelf" registration statement on Form S-1 or Form S-3) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide the Purchasers with as many copies of the prospectus contained in any such registration statement as they may reasonably request.

        SECTION 6.4. Board of Directors. Prior to the Closing Date, neither the Company nor any Purchaser will take any action to change the size or composition of the Company's Board of Directors.

        SECTION 6.5. Audit of Management Advances. The Company will audit the Management Advances prior to the Closing. Subba Mok LLC shall provide all financial and other information reasonably requested by the Company in connection with such audit, which shall be subject to review by the Company's outside legal counsel. The results of such audit will be promptly reported to the Company's Board of Directors.

        SECTION 6.6. Letters of Credit. The Company will not, and no Purchaser nor any member of Subba Mok LLC will cause the Company to, redeem or otherwise incur any liability in connection with any letter of credit delivered to the Company and/or one or more of the Company's suppliers pursuant to the provisions of Article 1 of this Agreement.

                                    ARTICLE 7
                                  MISCELLANEOUS

        SECTION 7.1. Termination.

        (a) This Agreement may be terminated at any time prior to the Closing:

               (i) by the written agreement of the Company and Subba Mok LLC;

               (ii) by the Company if there is a material breach of any representation or warranty set forth in Article 3 or any covenant or agreement to be complied with or performed by any Purchaser pursuant to the terms of this Agreement and such breach persists for fourteen (14) days or more after written notice is given, so long as any such breach is not caused by the action or inaction of the Company;

               (iii) by Subba Mok LLC if there is a material breach of any representation or warranty set forth in Article 2 or any covenant or agreement to be complied with or performed by the Company pursuant to the terms of this Agreement and such breach persists for fourteen (14) days or more after written notice is given, so long as any such breach is not caused by the action or inaction of any Purchaser; or


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               (iv) by the Company if any Purchaser shall fail to make any payment in full that it is obligated to make under this Agreement within 3 business days of the Closing Date, provided that the issuance of the Shares at the Closing shall be delayed until the Company has received the full amount of all such payments.

        (b) In the event that this Agreement is terminated for any reason, the Company will (i) redeem all Shares previously issued to the Purchasers in accordance with this Agreement at the price paid therefor by the Purchasers and
(ii) without duplication of clause (i), repay any Prepayment Amount and/or Closing Prepayment; provided, however, that in connection with the repayment of any Prepayment Amount or Closing Prepayment not originally paid in cash by the Purchasers and/or their affiliates, or paid by letters of credit to the extent that they have not been fully drawn down or are not reasonably certain of being fully drawn down prior to the expiration date of the letters of credit or in the event that title to the goods that are the subject of the letters of credit has not been irrevocably transferred to the Company, the Company shall not be obligated to repay such amounts in cash.

        (c) In the event of termination of this Agreement, no party hereto shall have any liability to any party to this Agreement, except for any willful breach of, or knowing misrepresentation made in, this Agreement occurring prior to the formal termination of this Agreement.

        SECTION 7.2. Survival of Agreements. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall terminate upon the Closing.

        SECTION 7.3. Notices. All notices, requests, consents and other communications herein shall be in writing and shall be mailed by first-class certified mail, postage prepaid and return receipt requested, personally delivered, faxed, or sent by recognized overnight courier service, as follows:

        (a)    If to the Company:

               IMP, Inc.
               2830 North First Street
               San Jose, California 95143-2071
               Attention:  Chief Executive Officer
               Fax:  (408) 434-5904

               With a copy to

               Latham & Watkins
               135 Commonwealth Drive
               Menlo Park, California  94025
               Attention:  William Davisson, Esq.
               Fax:  (650) 463-2600


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        (b)    If to the Purchasers:

               Subba Mok LLC
               c/o IMP Inc.
               2830 North First Street
               San Jose, California  95143-2071
               Attention:  Subba Rao Pinanameni
               Fax:  408-434-5904

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties.

        SECTION 7.4. Modifications; Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the party to be charged.

        SECTION 7.5. Exculpation. Each Purchaser and each member of Subba Mok LLC acknowledge that they are not relying upon any statements or instruments made or issued by any person, firm or corporation, other than those contained in this Agreement in making its decision to invest in the Company.

        SECTION 7.6. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties and commitments, whether in writing or oral, prior to or contemporaneous with the date hereof.

        SECTION 7.7. Successors and Assigns. Except as otherwise expressly provided in this Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

        SECTION 7.8. Enforcement.

        (a) Remedies at Law or in Equity. If the Company shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the Closing or as of the date it was made, furnished or delivered, the Purchasers may proceed to protect and enforce their rights, including by way of suit in equity or action at law. In the event the Purchasers bring such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        (b) Remedies Cumulative; Waiver. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to a party at law or in equity. No express or implied waiver by the Purchasers of any default shall be a waiver of any future or subsequent default. The failure or delay of any party in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by a party shall not exhaust the same or constitute a waiver of any other right provided herein.

        SECTION 7.9. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

        SECTION 7.10. Governing Law and Severability.

        (a) This Agreement shall be governed by the internal laws of the state of California, without regard to principles of conflicts of law. Each of the parties hereto hereby submits to the exclusive jurisdiction of the United States District Court in San Jose, California, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        (b) In the event any provision of this agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this agreement shall remain in full force and effect.

        SECTION 7.11. Headings. The descriptive headings of the Articles and Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

        SECTION 7.12. Confidentiality. Each Purchaser agrees that it will keep confidential and will not disclose, or divulge any confidential, proprietary, secret or non-public information which such Purchaser may obtain from the Company and not use such information other than for the benefit of the Company or in furtherance of such Purchaser's rights as a stockholder of the Company; provided, that, no such information shall be deemed to be non-public if it (i) is or becomes generally available to the public other than as a result of a disclosure by any Purchaser or its respective agents, representatives or employees; (ii) is or becomes available to any Purchaser on a non-confidential basis from a source (other than the Company or one of its officers, directors, agents, representatives or employees) that is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation; or (iii) was known to any Purchaser on a non-confidential basis prior to its disclosure to it by the Company and provided further that any other term of this Agreement to the contrary notwithstanding, the Company shall not be obligated to disclose any information, the disclosure of which it believes in good faith would be detrimental to the Company or its stockholders.

        SECTION 7.13. The parties acknowledge that Latham & Watkins has solely represented the Company in connection with the negotiation, preparation and execution of this

Agreement and the transactions described herein.

                            (Signature Page Follows)

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement by their duly authorized officers as of the date first above written.

                                            IMP, INC.

                                            By: /s/ Ralph Brandi
                                               ---------------------------------
                                            Name: Ralph Brandi
                                            Title: Director


                                            SUBBA MOK LLC

                                            By: /s/ Subba Rao Pinamaneni
                                               ---------------------------------
                                            Name: Subba Rao Pinamaneni
                                            Title: Managing Member
                                            Number of Shares:  5,208,170



                                            /s/ Manohar Malwa
                                            ------------------------------------
                                            Manohar Malwa
                                            Number of Shares: 137,057


                                            /s/ Au Wah
                                            ------------------------------------
                                            Au Wah
                                            Number of Shares: 91,371


                                            /s/ Lee Shiu Hon
                                            ------------------------------------
                                            Lee Shiu Hon
                                            Number of Shares: 45,686